EXHIBIT 10.9



                  Amendment No. 7 to Preferred Fleet Mortgage


        Amendment No. 7 dated November 29, 1995 to the Preferred Fleet Mortgage dated March 29, 1991 (the "Original Mortgage") , as amended (hereinafter the Original Mortgage as amended being referred to as the "Mortgage") given by READING BATES DRILLING CO., a corporation organized and existing under the laws of the State of Oklahoma, with its principal place of business at 901 Threadneedle, Suite 200, Houston, Texas 77079, (the "Shipowner"), to Bank One, Texas, N.A., a national banking association, as Trustee, with its principal place of business at 910 Travis Houston Texas 77002 (the "Trustee").

        WHEREAS, the Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):


              Name                          Official No.

              ROGER W. MOWELL               645360
              J.T. ANGEL                    651645
              JIM CUNNINGHAM                651643

  which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America; and

        WHEREAS, the Original Mortgage was received for record at 2:35 p.m. on March 29, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-244 at Inst. No. 1, and

        WHEREAS, the Original Mortgage mortgaged one hundred percent (l00%) of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, drilling equipment, pumps, drill pipes, collars, racking, housing, spare parts and supporting inventory, vehicles and living quarters (excluding equipment aboard the Vessels which is not owned by the Shipowner) and all other appurtenances to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements made in or to such Vessels; and

        WHEREAS, the Original Mortgage was granted by the Shipowner to the Assignor for the purpose of securing the obligation of the Shipowner to pay to NMB Postbank Groep N.V. (now known as Internationale Nederlanden Bank N.V.) (the "Lender") all amounts due and payable under that certain Credit Facility Agreement dated as of March 27, 1991 among the Shipowner, the other Borrowers name therein and the Lender (the "Credit Agreement"); and

        WHEREAS, a true and accurate copy of the Credit Agreement is attached to the Mortgage as Exhibit A and forms a part thereof; and

        WHEREAS, pursuant to Amendment No. 1 to Credit Facility Agreement dated as of May 24, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 1"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Original Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No.1; and

        WHEREAS, Amendment No. 1 to the Mortgage dated May 31, 1991 was received for record at 2:00 p.m. on June 5, 1991 at the U.S. Coast Guard Vessel Documentation Office at the Port of Houston, Texas and was recorded in Book No. PM-248 at Inst. No. 2; and

        WHEREAS, pursuant to Amendment No. 2 to Credit Facility Agreement dated June 28, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 2"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage, pursuant to the terms of Amendment No. 2 to the Mortgage, in order to reflect the changes made to the Credit Agreement by Amendment No. 2; and

        WHEREAS, Amendment No. 2 to the mortgage dated June 28, 1991, was received for record at 1:31 p.m. on August 6, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas an was recorded at Book PM-250, I-3; and

        WHEREAS, pursuant to Amendment No. 3 to Credit Facility Agreement dated August 30, 1991 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 3"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 3; and

        WHEREAS, Amendment No. 3 to the Mortgage dated August 30, 1991 was received for record at 8:07 a.m. on September 6, 1991 at the U.S. Coast Guard Vessel Documentation Office, Port of Houston, Texas and was recorded at Book PM-252, I-17; and

        WHEREAS, pursuant to Amendment No. 4 to Credit Facility Agreement dated as of June 30, 1992 among the Shipowner, the other Borrowers and the Lender ("Amendment No. 4"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage to reflect the changes made to the Credit Agreement by Amendment No. 4; and

        WHEREAS, Amendment No. 4 to the Mortgage dated September 9, 1992 was received for record at the U.S. Coast Guard Vessel Documentation Office for the Port of Houston, Texas September 10, 1992 at 1:05 p.m. and recorded at Book PM-263, Instrument 82; and

        WHEREAS, pursuant to the terms of Amendment No. 6 to Credit Facility Agreement dated as of February 25, 1993, among the Shipowner, the other Borrowers and the Lender ("Amendment No. 5"), certain terms of the Credit Agreement were amended; and

        WHEREAS, the Shipowner and the Assignor amended the Mortgage in order to reflect the changes made to the Credit Agreement by Amendment No. 5; and

        WHEREAS, Amendment No. 5 to Mortgage dated February 25, 1993 was received for record at 10:32 a.m. in the United States Coast Guard Vessel Documentation Office for the Port of Houston, and was recorded at Book PM-269, Instrument 93; and

        WHEREAS, pursuant to the Amended and Restated Credit Facility Agreement dated the date hereof (the "Restated Agreement") among the Shipowner, the Borrowers listed therein and the Lender, the Credit Agreement was restated and certain of its terms were amended; and

        WHEREAS, Texas Commerce Bank National Association, as Trustee has agreed, at the request of Lender, to assign its rights and obligations under the Mortgage to the Trustee, and the Trustee has agreed to assume such rights and obligations; and

        WHEREAS, the Assignment, Assumption and Amendment No. 6 dated April 27, 1995 was received for record at the U.S. Coast Guard Vessel Documentation Office for the Port of Houston on April 27, 1995 and was recorded in Book 95/5 at page 175; and

        WHEREAS, pursuant to Amendment No. 1 to the Restated Agreement dated as of July 31, 1995 and Amendment No. 2 to the Restated Agreement
  dated as of                   ,  1995, the Borrower and the Lender amended
  certain terms of the Restated Agreement (including, inter alia, the release of the lien of this Mortgage on the JIM CUNNINGHAM, Official No. 651643)

        WHEREAS, the Shipowner and the Trustee wish to amend the Mortgage to reflect the changes made by Amendment No. 1 and Amendment No. 2 to the Restated Agreement.

        NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to assign, assume and amend the Mortgage as follows:

                          Amendment No. 7 to Mortgage

        The Shipowner and the Trustee hereby agree to amend the Mortgage as follows:

        A. The first WHEREAS clause on page 1 of the Mortgage is amended to read as follows:

              "1. The Shipowner is the owner of 100% of the following U.S. flag drilling rigs (the "Vessels"):

                              RECITALS

      NAME          OFF. NO.        PLACE OF BUILD           HOME PORT

  ROGER W. MOWELL   645360            Singapore               Houston, TX.
  J. T. ANGEL       651645            Argentina               Houston, TX.
                                     (Cuidad de
                                     Corrientes)

  which Vessels have been duly registered in the name of the Shipowner in accordance with the laws of the United States of America."

        B.    Exhibit  A  to   the   Mortgage  is  hereby  amended   to   add
        Amendment No. 1 and Amendment No. 2 of the Restated Agreement in the form of Exhibit A attached hereto.

        C. Hereinafter each reference in the Mortgage, as amended to the Credit Agreement shall refer to the Restated Agreement as so amended.

        D. For purposes of recording this Amendment No. 7 to Preferred Fleet Mortgage pursuant to 46 U.S.C. 31321, it amends mortgage covenants. The total amount of the Mortgage is reduced to USD 35,000,000 plus interest and performance of mortgage covenants.

        E. Except as specifically amended herein, the Mortgage shall remain in full force and effect.

        All capitalized terms used herein but not defined herein shall have the meanings given to them in the Mortgage.

        THIS AMENDMENT NO. 7 TO PREFERRED FLEET MORTGAGE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES OF AMERICA AND, TO THE EXTENT THEY DO NOT APPLY, TO THE INTERNAL LAWS OF THE STATE OF NEW YORK.


        IN WITNESS HEREOF, the parties hereto have duly executed this Amend-ment No. 7 to Preferred Fleet Mortgage on the date first written above.

                                      READING & BATES DRILLING CO.


                                      By:
                                          Name:  T. W. Nagle
                                          Title: Vice President and
                                                   Treasurer

                                       BANK ONE, TEXAS, N.A.


                                       By:
                                           Name:
                                           Title:


                                 ACKNOWLEDGMENT

  STATE OF TEXAS      )
                      )
  COUNTY OF HARRIS    )

        BEFORE ME,                           , a  notary  public in  and  for
  said county and state, on this day personally appeared T. W. Nagle, known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Vice President and Treasurer of Reading &: Bates Drilling Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes an consideration therein expressed, and as the act of said corporation.

        Given under my hand and seal of office this     day of        , 1995.


                                      Notary Public



                            ACKNOWLEDGMENT

  STATE OF TEXAS        )
                        )
  COUNTY OF HARRIS      )

  BEFORE ME,                        , a notary public in and for said county
  and state, on         this day personally appeared                       ,
  known  to  me   to be the person whose name is subscribed to the foregoing
  instrument and known to me to be the             of Bank One, Texas, N.A.,
  a national banking association and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said association.

  Given under my hand and seal of office this    day of              , 1995.


                                      Notary Public